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                                                                    EXHIBIT 10.2



                                     FORM OF
                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of ________, 2004, by and between Verilink Corporation, a Delaware corporation (the "Company") and the parties listed on Exhibit A hereto (the "Stockholders").

         WHEREAS, this Agreement is made pursuant to the Agreement and Plan of Merger (the "Merger Agreement") dated as of _________, 2004, by and among the Company, SRI Acquisition Corp. (the "Merger Sub") and Larscom Incorporated ("Larscom") pursuant to which Merger Sub will merge with and into Larscom (the "Merger");

         WHEREAS, pursuant to the Merger, the Company will issue shares of Common Stock to the Stockholders, in conversion of and exchange for the outstanding shares of common stock of Larscom then held by the Stockholders;

         WHEREAS, the Stockholders are parties to that certain Registration Rights Agreement (the "Former Larscom Agreement") dated as of June 5, 2003, by and among the Stockholders and Larscom Incorporated ("Larscom");

         WHEREAS, the Company and the Stockholders wish to replace the Former Larscom Agreement with this Agreement made in connection with the Merger Agreement, in order to provide certain stockholders of Larscom with certain rights contained herein; and

         WHEREAS, the Company and the Stockholders desire to enter into this Agreement pursuant to which the Stockholders and their Affiliates that hold or may acquire shares of Common Stock of the Company, under certain circumstances may have registered with the SEC an offering and sale of shares of Common Stock of the Company owned by Stockholders or any such Affiliates, subject to the terms of this Agreement.

         NOW, THEREFORE, in consideration of the premises and the agreements herein contained, the parties of this Agreement agree as follows:

1.       Definitions

         As used in this Agreement, the capitalized terms shall have the meanings set forth below.

         2004 Form 10-K: The Company's Annual Report on Form 10-K for the fiscal year ending July 2, 2004.

         Advice: See the last paragraph of Section 4 hereof.

         Affiliate: Any Person controlling or controlled by or under direct or indirect common control with a Party; provided, that in no event shall the Company be treated as an Affiliate of

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any Party, nor shall any Person directly or indirectly controlled by the Company
(including, without limitation, its officers, directors and employees) as a result of such Party's relationship with the Company be treated as an Affiliate of a Party. For the purposes of this definition, "control" means the power to direct the management and policies of a Person, directly or indirectly, through the ownership of securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         Agent: Any Person authorized to act and who acts on behalf of a Party or any Affiliate of a Party with respect to the transactions contemplated by the Agreement.

         Common Stock: Shares of the Company's Common Stock, par value $.01 per share, as the same may be constituted from time to time.

         Company Notice: See Section 3(a) hereof.

         Effective Time: The Effective Time of the Merger.

         Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as in effect from time to time.

         Merger Shares: Shares of Common Stock issued by the Company to a Stockholder pursuant to the Merger Agreement.

         Party:   A Stockholder.

         Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

         Permitted Assignee:  See Section 8(f) hereof.

         Piggyback Notice:  See Section 3(a) hereof.

         Piggyback Registration Statement:  See Section 3(a) hereof.

         Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

         Required Registration Filing Date: The Required Registration Filing Date shall be (i) thirty (30) days following the Effective Time if the Effective Time occurs before July 30, 2004, (ii) if the Effective Time occurs on or after July 30, 2004 but before September 20, 2004, not later than ten (10) business days following the filing of the 2004 Form 10-K, and (iii) if the Effective Time occurs on or after September 10, 2004, ten business days after the Effective Time.


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         Required Registration Statement: See Section 4 hereof.

         Registration Expenses:  See Section 6 hereof.

         Registrable Securities: (i) The Merger Shares and (ii) any Common Stock of the Company issued or issuable as a dividend or other distribution with respect to, or in exchange for or in replacement of, the Merger Shares, until such Merger Shares or other securities are not Restricted Securities as defined in Section 2(a).

         Registration Statement: Any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, including (i) the Prospectus, (ii) amendments and supplements to such Registration Statement, (iii) post-effective amendments, (iv) all exhibits and all material incorporated by reference in such Registration Statement, (v) any registration statement pursuant to a Required Registration and (vi) any Piggyback Registration Statement.

         Restricted Securities: The Registrable Securities upon original issuance thereof, subject to the provisions of Section 2(a) hereof.

         Securities Act: The Securities Act of 1933, as amended from time to time.

         SEC:  The Securities and Exchange Commission.

         Unless the context otherwise requires: (i) "or" is not exclusive; and
(ii) words in the singular include the plural and in the plural include the singular.

2.       Securities Subject to this Agreement

         (a) Registrable Securities. The securities entitled to the benefits of Sections 3 through 7 of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security ceases to be a Restricted Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it has been distributed pursuant to Rule 144 or Rule 145 (or any similar provisions then in force) under the Securities Act, (iii) it has otherwise been transferred in a private transaction in which the transferor's rights under this Agreement are not assigned or (iv) it ceases to be outstanding.

         (b) Holders of Registrable Securities. Any reference herein to a "Holder" or "Holders" of Registrable Securities shall mean any Stockholder or any Permitted Assignee.

3.       Piggyback Registration Rights

         (a) Requests for Piggyback Registration. The Company covenants and agrees with each Holder that, in the event the Company proposes to file at any time and from time to time after the date hereof and before the date that is one year from the date hereof, a registration


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statement on any form for the general registration of securities under the
Securities Act with respect to the offering of any class of security other than in connection with an offering solely to the Company's employees pursuant to a registration statement on Form S-8 under the Securities Act or an offering pursuant to a registration statement on Form S-4 under the Securities Act, or any successor forms thereto (a "Piggyback Registration Statement"), then the Company shall in each such case give written notice (a "Company Notice") of such proposed filing to each Holder so that the Company Notice is received by each Holder at least fifteen (15) business days before the anticipated filing date, and such notice shall offer to each Holder the opportunity to include in such Piggyback Registration Statement such number of Registrable Securities as each may request. Notwithstanding the foregoing, the Company shall not be obligated to register the Registrable Securities of any Holder unless there shall have been received by the Company, within ten (10) business days of receipt of the Company Notice by such Holder, written notice (a "Piggyback Notice") from such Holder, which notice shall set forth the number of Registrable Securities to be so included.

         (b)      Underwriting.

                  (i) The Company shall use its reasonable best efforts to cause the underwriter of a proposed offering, if any, to permit the Holders holding Registrable Securities requested to be included in the Piggyback Registration Statement to include such Registrable Securities in the proposed offering on terms and conditions at least as favorable to the Holders holding such Registrable Securities as those offered with respect to the other securities of the Company included therein. The right of any Holder to be included in a registration statement pursuant to this Section 3 shall be conditioned on such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their Registrable Securities through such underwriting shall enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company.

                  (ii) Notwithstanding the foregoing, if any underwriter shall advise the Company in writing that, in its opinion, marketing factors require a limitation of the number of shares to be underwritten, the number of shares that may be included in the underwriting shall be allocated, first, to the Company; second, to the Holders on a pro rata basis based on the total number of Registrable Securities held by the Holders; and third, to any stockholder of the Company (other than a Holder) on a pro rata basis; provided, however, that no such reduction shall reduce the amount of securities of the selling Holders included in the registration below twenty-five percent (25%) of the total amount of securities included in such registration. For any Holder which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing person shall be deemed to be a single "Holder," and any pro rata reduction with respect to such "Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "Holder," as defined in this sentence.

                  (iii) If any Holder disapproves of the terms of any such underwriting, such Holder may elect to withdraw therefrom by written notice to the Company and the underwriter,


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delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

4.       Required Registration.

         The Company shall prepare and file with the SEC, as soon as practicable following the date hereof, but no later than the Required Registration Filing Date, a Form S-3 Registration Statement pursuant to Rule 415 of the Securities Act (the "Required Registration Statement") with respect to all of the Registrable Shares, and use its commercially reasonable efforts to cause such Registration Statement to become effective as soon as practicable thereafter; provided, however, that the Company shall not be obligated to effect any registration on or by the Required Registration Filing Date, if the Company shall furnish to the Holders a certificate signed by the Chairman of the Board of Directors of the Company stating that in the good faith judgment of the Board of Directors of the Company, it would be seriously detrimental to the Company and its stockholders for such Form S-3 registration to be effected at such time, in which event the Company shall have the right to defer the filing of the Form S-3 registration statement for a period of not more than sixty (60) days after the Required Registration Filing Date (provided that in no event shall the Company defer such filing to a date that is later than ten (10) days following the filing of the 2004 Form 10-K, unless such filing has been made as of the date hereof, in which case the Company shall not defer filing to a date that is later than ten (10) business days following the Effective Time).

         If the Holders intend to distribute the Registrable Securities to be registered on the Required Registration Statement in an underwritten offering, the underwriter or underwriters for such offering shall be selected by the Holders of a majority of the Registrable Securities (which underwriter or underwriters shall be reasonably satisfactory to the Company).

5.       Registration Procedures

         Whenever required to effect the registration of Registrable Securities pursuant to this Agreement, the Company will as promptly as reasonably practicable:

         (a) not file any Registration Statement pursuant to Section 4 or any amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which the Holders or the underwriters, if any, shall reasonably object in light of the requirements of the Securities Act or any other applicable laws or regulations;

         (b) before filing a Registration Statement or Prospectus or any amendments or supplements thereto (excluding documents to be incorporated by reference therein filed after the effectiveness of the Registration Statement), the Company will, five business days prior to filing, furnish to the Holders and the underwriters, if any, copies of all such documents in substantially the form proposed to be filed (including documents incorporated therein by reference), to enable the Holders and the underwriters, if any, to review such documents prior to the filing thereof, and the Company shall make such reasonable changes thereto (including changes to documents incorporated by reference) as may be reasonably requested by the Holders and the managing


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underwriter or underwriters, if any;

         (c) prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for a period of (i) in the case of a Piggyback Registration Statement, not less than ninety (90) days or such longer period as is required for the intended method of distribution, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn or (ii) in the case of a Required Registration Statement, for a period ending one year from the date hereof, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with this paragraph (c) and the intended methods of disposition by the Holders thereof set forth in such Registration Statement or supplement to the Prospectus;

         (d) notify the Holders and the managing underwriters, if any, promptly, and confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (5) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

         (e) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

         (f) as promptly as practicable after the filing with the SEC of any document which is incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) provide copies of such document to counsel to the Holders and to the managing underwriters, if any;

         (g) furnish to the Holders and each managing underwriter, if any, without charge, at


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least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) and a reasonable number of conformed copies of all such documents;

         (h) in the event of an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering; provided, that, each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement;

         (i) deliver to the Holders and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

         (j) prior to the date on which the Registration Statement is declared effective, use its reasonable efforts to register or qualify or cooperate with the Holders and the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

         (k) cooperate with the Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or the Holders may request at least two business days prior to any such sale of Registrable Securities;

         (l) use its reasonable efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

         (m)      upon the occurrence of any event contemplated by paragraph
(d)(5) above, prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;


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         (n)      use its reasonable efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange or authorized to be quoted on the Nasdaq Stock Market if similar securities issued by the Company are then so listed or authorized, if requested by the Holders or the managing underwriters, if any;

         (o) provide a transfer agent and registrar for all Registrable Securities;

         (p) make available for inspection during normal business hours by the Holders, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such Registration Statement; provided, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons;

         (q) otherwise use its reasonable efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (1) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwriting offering, and (2) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

         The Company may require the Holders to furnish to the Company such information and documents regarding the distribution of the Registrable Securities and the Holders as the Company may from time to time reasonably request in writing, and the Company's obligations with respect to registration are subject to such information being provided on a timely basis.

         The Holders each agree by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(d)(5) hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(m) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, each Holder will, or will request the underwriters (if any) to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give such notice, the time periods mentioned in Section 5(c) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 5(d)(5) to and including the date when the Holders shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(m) hereof or the Advice.


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         In connection with any underwritten public offering of the Company's securities, each Holder agrees that such Holder will agree in writing to any restrictions on sale of the Registrable Securities owned by such Holder that is requested by the managing underwriter for a period not to exceed 100 days commencing ten (10) days prior to the anticipated commencement date of the underwritten public offering; provided, however, that such restrictions shall not be imposed unless (a) restrictions as least as burdensome are imposed on each executive officer, director and holder of 5% or more of the Common Stock of the Company and (b) such Holder has received a notice of such underwritten public offering at least fifteen (15) business days before the anticipated filing date of the applicable registration statement.

6.       Registration Expenses

         All expenses incurred by the Company in performance of or compliance with Section 3 and Section 4 of this Agreement will be borne by the Company, whether or not a Piggyback Registration Statement or Required Registration Statement is filed or becomes effective, including, without limitation, all registration and filing fees, including with respect to filings required to be made with the National Association of Securities Dealers, Inc. (the "NASD") fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel for the underwriters, if any, in connection with blue sky qualifications of the Registrable Securities and determination of their eligibility for investment under the laws of such jurisdictions as the managing underwriters or holders of a majority of the Registrable Securities being sold may designate), printing expenses, messenger, telephone and delivery expenses, and fees and disbursements of counsel for the Company and of all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange or authorized to be quoted on Nasdaq, the reasonable fees and expenses of any special experts retained at the request of the managing underwriters in connection with such registration and fees and expenses of other Persons retained in connection with the offering (including, without limitation, any qualified independent underwriter or other independent appraiser participating pursuant to the Bylaws of the NASD) (all such expenses being herein called "Registration Expenses"). The Company shall also pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties) and the expense of any annual audit, which are not "Registration Expenses" for purposes of this Agreement. In no event shall the Company be liable for the payment of any discounts or commissions of underwriters, selling brokers, dealer managers or similar industry professionals relating to the distribution of the Registrable Securities or any related fees and disbursements of counsel retained by the Holders (if any). Each Holder shall be liable for the cost and expense of the time spent by its officers, employees and Agents incurred in connection with the registration of Registrable Securities owned by it, and all other expenses incurred by such Holder.

7.       Indemnification

         (a) Indemnification by Company. The Company will indemnify and hold harmless, to the full extent permitted by law, each Holder, its officers and directors, their Agents and each Person who controls each such Holder (within the meaning of the Securities Act) against all


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losses, claims, damages, liabilities and expenses to which any such Person may be subject, under the Securities Act or otherwise, and reimburse all such Persons for any legal or other expenses incurred with investigating or defending against any such losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission is made therein in reliance upon and in conformity with information furnished in writing to the Company by such Holder, expressly for use therein. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of each Holder of Registrable Securities.

         (b) Indemnification by Holders. Each Holder, if Registrable Securities held by such Holder are included in the securities as to which such registration qualifications or compliance is being effected, will, severally and not jointly, indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and expenses to which any such Person may be subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement or Prospectus or preliminary prospectus or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only if and to the extent, that such untrue or alleged untrue statement or omission or alleged omission is made therein in reliance upon and in conformity with the information furnished in writing by such Holder specifically for inclusion therein. In no event shall the liability of a Holder hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation, unless such liability arises out of or is based on willful conduct by such Holder. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons.

         (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless, in such indemnified party's reasonable judgment, a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume at its own expense the defense of such claim. The indemnified party shall have the right to participate in the conduct of such defense by the indemnifying party provided that it will pay for the fees of its own counsel. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to


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any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry into any judgment or enter into any settlement which does not include as an unconditional term thereof the giving of the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

         (d) Contribution. If the indemnification provided for in Section 7(a) or 7(b) is unavailable or insufficient to hold harmless an indemnified party, then each indemnifying party in lieu of indemnifying such indemnified party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, liabilities, claims or damages referred to in Section 7(a) or 7(b) in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and any indemnified party on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims or damages. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information initially supplied or developed by the indemnifying party or such indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, liabilities, claims or damages referred to in the first sentence of this Section 7(d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this Section 7(d). No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

8.       Miscellaneous

         (a) Termination. This Agreement shall terminate one year from the date hereof and shall thereupon be of no further force and effect; provided that
Section 6 shall survive the termination of this Agreement. In addition, a Holder's registration rights and the Company's obligations thereto shall expire at such time as all the Registrable Securities held by such Holder and its Affiliates can be transferred without registration in accordance with Rule 145 or Rule 144 under the Securities Act or any other exemption from the registration provisions thereof (other than Rule 144A) within any ninety (90) day period.

         (b) Remedies. The Stockholders and any of their Affiliates shall each be entitled to exercise all rights provided herein or granted by law, including recovery of damages, and each will be entitled to specific performance of their rights under this Agreement. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agrees to waive the defense in any action for specific performance that a remedy at law would be adequate.

         (c) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Stockholders and any of their Affiliates in this Agreement or otherwise conflicts with the provisions hereof.

         (d) Amendments; Waivers. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Axel Johnson, Inc. and Sierra Ventures V, L.P. Any amendment or waiver effected in accordance with this Section 8(c) shall be binding on each Holder and the Company. By acceptance of any benefits under this Agreement, Holders of Registrable Securities hereby agree to be bound by the provisions hereunder.

         (e) Notices. Any notice, request, instruction or other document to be given hereunder shall be in writing and delivered personally or sent by facsimile or prepaid overnight courier, if to:

                  the Company:

                  Verilink Corporation
                  127 Jetplex Circle
                  Madison, Alabama  35758
                  Facsimile:


                  with a copy to:

                  Powell, Goldstein, Frazer & Murphy LLP
                  191 Peachtree Street; 16th Floor
                  Atlanta, Georgia 30303
                  Attn: Eliot Robinson, Esq.
                  Facsimile: (404) 572-6999


If to a Stockholder, to the address opposite their name on Exhibit A hereto. Any notice or other communication transmitted in accordance with this Section 8(d) shall for all purposes of this Agreement be treated as given or effective, if personally delivered, upon receipt, or, if sent by courier, upon the earlier of receipt or the end of the business day following the date of delivery to such courier, or, if sent by facsimile, on transmission and confirmation of receipt.

         (f) Entire Agreement. This Agreement embodies the entire agreement between the parties and any and all prior oral or written agreements, representations or warranties, contracts, understandings, correspondence, conversations, and memoranda, whether written or oral, between the Company and the Stockholders or between any agents, representatives, parents, subsidiaries, affiliates, predecessors in interest or successors in interest, with respect to the subject matter hereof, are merged herein and replaced hereby, including without limitation the Former Larscom Agreement.

         (g) Assignment of Registration Rights. The rights to cause the Company to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of Registrable Securities that
(a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, or stockholder of a Holder, (b) is a Holder's family member or trust for the benefit of an individual Holder, or (c) acquires at least five hundred thousand (500,000) shares of Registrable Securities (as adjusted for stock splits and combinations); or (d) is an Affiliate of such Holder; provided, however, (i) the transferor shall, within ten (10) days after such transfer, furnish to the Company written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement (such transferee, a "Permitted Assignee").

         (h) Governing Law. This Agreement shall be construed in accordance with the laws of the State of Delaware without giving effect to principles of conflict of laws. The parties consent to the jurisdiction of all state and federal courts of record situated in the State of Delaware. Service of process upon either party shall be deemed, in every respect, effective upon such party if made by prepaid registered or certified mail, return receipt requested, or if personally delivered against receipt to the address set forth in Section 8(d) or to such other address as a party may designate in writing to the other.

         (i) Headings; Definitions. The section and other headings contained in this Agreement are for reference purposes only and shall not in any way affect the meaning or interpretation of this Agreement. Wherever in this Agreement words indicating the plural number appear, such words shall be considered as words indicating the singular number and vice versa where the context indicates the propriety of such use.

         (j) Counterparts. This Agreement may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

         (k) Notification. Each of the Stockholders agrees to notify the Company when such Stockholder, together with its Affiliates, beneficially owns less than 2% of the Company's outstanding common stock based on the Company's most recent filing under the Exchange Act.

         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                         VERILINK CORPORATION

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:

                                         STOCKHOLDERS

                                         AXEL JOHNSON INC.

                                         By:
                                            ------------------------------------
                                         Name:
                                         Title:


                                         ANTONIA AX:SON JOHNSON

                                         By:
                                            ------------------------------------
                                         Name: Antonia AX-Johnson


                                         SIERRA VENTURES ASSOCIATES V, L.P.

                                         By:
                                            ------------------------------------
                                         Name: Jeffrey M. Drazan
                                         Title: General Partner on behalf of
                                         SV Associates V, L.P. the
                                         General Partner of Sierra
                                         Ventures V, L.P.

                                         SIERRA VENTURES VI, L.P., AS NOMINEE
                                         FOR ITS GENERAL PARTNER VA DATED
                                         JANUARY 14, 1997

                                         By:
                                            ------------------------------------
                                         Name: Jeffrey M. Drazan
                                         Title: General Partner

                                         SIERRA VENTURES VII, L.P.

                                         By:
                                            ------------------------------------
                                         Name: Jeffrey M. Drazan
                                         Title: Manager on behalf of Sierra
                                         Ventures Associates VII, LLC,
                                         The General Partner of Sierra
                                         Ventures VII, L.P.

                                         SIERRA VENTURES ASSOCIATES VII, LLC,
                                         AS NOMINEE FOR ITS MEMBERS

                                         By:
                                            ------------------------------------
                                         Name: Jeffrey M. Drazan
                                         Title: General Partner

                                         JEFFREY DRAZAN

                                         By:
                                            ------------------------------------
                                         Name: Jeffrey M. Drazan

                                    EXHIBIT A
                                  STOCKHOLDERS

NAME                                      ADDRESS                          NUMBER OF MERGER SHARES
----                                      -------                          -----------------------
Axel Johnson, Inc.


Antonia Ax:son Johnson                    300 Atlantic Street
                                          Stamford, CT 06901-0350

Sierra Ventures V, L.P.                   3000 Sand Hill Road
                                          Building Four, Suite 210
                                          Menlo Park, California 94025

Sierra Ventures Associates V, L.P.        3000 Sand Hill Road
                                          Building Four, Suite 210
                                          Menlo Park, California 94025

Sierra Ventures VI, L.P.                  3000 Sand Hill Road
                                          Building Four, Suite 210
                                          Menlo Park, California 94025

Sierra Ventures Associates VI, L.P.       3000 Sand Hill Road
                                          Building Four, Suite 210
                                          Menlo Park, California 94025

Sierra Ventures VII, L.P.                 3000 Sand Hill Road
                                          Building Four, Suite 210
                                          Menlo Park, California 94025

Sierra Ventures Associates VII, L.P.      3000 Sand Hill Road
                                          Building Four, Suite 210
                                          Menlo Park, California 94025

Jeffrey Drazan                            Sierra Ventures
                                          3000 Sand Hill Road
                                          Building Four, Suite 210
                                          Menlo Park, California 94025



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